YieldStreet Prism Fund, Inc.

Schedule of Investments
September 30, 2020 (Unaudited)
		Reference Rate	Maturity	Par
	Rate	& Spread	Date	Amount	Value
CORPORATE BONDS - 8.66%(a)(b)
Preferred - 8.66%
Bank of New York Mellon Corp. Preferred, Junior Unsecured, Series G	4.70%	4.70%	12/31/2049	$ 940,000	$ 999,690
JPMorgan Chase & Co. Preferred, Junior Unsecured, Series HH	4.60%	4.60%	12/31/2049	940,000	922,375
State Street Preferred, Junior Unsecured, Series H	5.63%	5.63%	12/31/2049	940,000	971,277
Total Preferred				2,820,000	2,893,342

Total Corporate Bonds (Cost $2,744,800)				2,820,000	2,893,342

FIRST-LIEN SENIOR SECURED TERM LOANS - 43.98%
Art - 9.35%
Ostillo Delaware, LLC(a)(c)	8.25%	3M US L + 6.50%	03/17/2023	3,125,000	3,125,000
Ostillo Delaware, LLC(c)(d)	1.00%	1.00%	10/30/2020	1,050,000	–
Total Art				4,175,000	3,125,000

Commercial - 17.27%
Equipment - 8.97%
Align Business Finance (Naumes, Inc.)(c)	10.00%	10.00%	06/01/2022	2,997,945	2,997,945
Equipment Lease - 3.88%
Align Business Finance (Redden Transport, LLC & Redden Leasing LLC)(c)	10.00%	10.00%	07/15/2023	1,295,068	1,295,068
Model Homes - 4.42%
LH Model Three LLC(c)	8.99%	8.99%	01/01/2022	1,477,171	1,477,171
Total Commercial				5,770,184	5,770,184

Commercial Real Estate - 8.98%
iBorrow REIT, LP(c)	8.75%	8.75%	03/23/2022	3,000,000	3,000,000
Total Commercial Real Estate				3,000,000	3,000,000

Legal - 8.38%
BWA20C(c)(e)	14.00%	14.00%	10/15/2025	2,800,000	2,800,000
Total Legal				2,800,000	2,800,000

Total First-Lien Senior Secured Term Loans (Cost $14,695,184)				15,745,184	14,695,184

		Reference Rate	Maturity	Par Amount	Value
MEZZANINE DEBT - 1.37%
Small Business - 1.37%
CRA Funding II, LLC(c)	13.50%	13.50%	07/01/2023	$ 457,883	$ 457,883
Total Small Business				457,883	457,883

Total Mezzanine Debt (Cost $457,883)				457,883	457,883

			7-Day Yield	Shares	Value
MONEY MARKET MUTUAL FUNDS - 45.71%
SDIT Government Fund, Class			0.040%	15,271,074	$ 15,271,868
Total Money Market Mutual Funds (Cost $15,271,074)				15,271,074	15,271,868

Total Investments - 99.72% (Cost $33,168,941)					$ 33,318,277
Other Assets in Excess of Liabilities - 0.28%					94,566
Net Assets - 100.00%					$ 33,412,843

Investment Abbreviations:
LIBOR - London Interbank Offered Rate

Reference Rates:
3M US L - 3 Month LIBOR as of September 30, 2020 was 0.23%

(a)	Floating or variable rate investment. The reference rate is described above. The rate in effect as of September 30, 2020 is based on the reference rate plus the displayed spread as of the securities last reset date.
(b)	These investments have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of interest.
(c)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets.
(d)	This investment has an unfunded commitment as of September 30, 2020. The rate associated with undrawn committed delayed draw term loans represent rates for commitment and unused fees.
(e)	Paid in kind investment which may pay interest in additional par.

1. Fair Value Measurement – YieldStreet Prism Fund Inc. (the “Fund”) follows guidance in ASC Topic 820 – Fair Value Measurement, where fair value is defined as the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants as the measurement date and in the principal or most advantageous market for that asset or liability. Fair value should be determined based on assumptions that market participants would use in pricing the asset or liability, not assumptions specific to the entity.

Fair value measurements are determined within a framework that establishes a three-tier hierarchy which classifies fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

In accordance with the authoritative guidance on fair value measurements and disclosures with accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 – Unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the investment. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of estimating fair value, those estimated values may be materially higher or lower than if the fair value was determined using observable inputs. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended September 30, 2020 minimized the use of observable inputs and maximized the use of unobservable inputs. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities.

Investment Valuation Process: Under procedures established by the Fund’s Board of Directors, the fair value process is monitored by Fund’s Audit Committee either directly or through the oversight of other committees, including the Adviser’s Internal Valuation Committee. The purpose of the Internal Valuation committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. Meetings are held at least quarterly to discuss and analyze the significant assumptions utilized in the Adviser’s internally developed models and to review the valuations provided by third-party pricing services and an independent valuation firm for reasonableness. The Fund engages reputable third-party pricing services, as well, as an independent valuation firm and regularly reviews the valuation methodologies provided by those third-party pricing services and the independent valuation firm to assist the Audit Committee and Board of Directors in determining fair value. The Board of Directors is fully responsible for determining the fair value.

With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, the Board of Directors has approved a multi-step valuation process each quarter, as described below:

1. Our quarterly valuation process begins with each investment being initially valued by the investment team of our Adviser who is responsible for the investment.

2. The senior-most professional for each investment is responsible for reviewing and approving the valuation before it is submitted to the Internal Valuation Committee for review.

3. An independent valuation firm is engaged by the Board of Directors to conduct independent appraisals by reviewing our Adviser’s internal valuations and then making their own independent assessment.

4. The Audit Committee of the Board of Directors reviews the valuations of our Adviser and the valuation prepared by the independent valuation firms and responds, if warranted, to the valuation recommendation of the independent valuation firms.

5. The Board of Directors discusses valuations and determines in good faith the fair value of each investment in our portfolio based on the input of our Adviser, the applicable independent valuation firm, and the Audit Committee of the Board of Directors.

6. Generally, new private investments purchased within 45 business days before the valuation date are not valued by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

Investments in all asset classes are valued utilizing a market approach, an income approach, or cost approach, as appropriate. The market approach indicates the fair value of an asset or liability based on prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including businesses). In the context of securities valuation, market approach valuation techniques can include quoted prices in active markets and market multiple analyses based on comparables. The income approach indicates the fair value of an asset or liability based on discounting the future cash flows that an asset or liability can be expected to generate over its remaining life to a present value equivalent. The future cash flows are discounted at a rate that reflects the time value of money and the risk and uncertainty inherent in the projected cash flows. In the context of securities valuation, income approach valuation techniques can include discounted cash flow analyses and option pricing models (i.e., Black-Scholes). The cost approach is a valuation technique that uses the concept of replacement cost as an indicator of value. For valuing business and investment securities, this approach is typically referred to as an asset or net asset approach. The approach typically encompasses a liquidation method or a net asset value method. The liquidation method assumes the subject company will be liquidated in the near future and determines its estimated liquidation price for the company’s assets, including all fees and commissions the actual owner would incur to liquidate the company. The net asset value (also called adjusted book value) method makes adjustments to determine the fair value of the company. During the period ended September 30, 2020, there were no significant changes to the Fund’s valuation techniques and related inputs considered in the valuation process.

The following table presents the fair value measurement of investments by major class of investments as of September 30, 2020 according to the fair value hierarchy:

Investments in Securities at Value*	Level 1 – Quoted Prices	Level 2 – Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Corporate Preferred Bonds	$–	$2,893,342	$–	$2,893,342
First Lien Senior Secured Term Loans	–	–	14,695,184	14,695,184
Mezzanine Debt	–	–	457,883	457,883
Short Term Investments	15,271,868	–	–	15,271,868
Total	$15,271,868	$2,893,342	$15,153,067	$33,318,277

* The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	First Lien Senior Secured Term Loan	Mezzanine Debt	Total
Balance as of March 9, 2020	$-	$-	$-
Accrued discount/ premium	-	-	-
Realized Gain/(Loss)	-	-	-
Change in Unrealized Appreciation/(Depreciation)	-	-	-
Purchases	14,695,184	475,000	15,170,184
Sales Proceeds	-	(17,117)	(17,117)
Transfer into Level 3	-	-	-
Transfer out of Level 3	-	-	-
Balance as of September 30, 2020	$14,695,184	$457,883	$15,153,067

Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at September 30, 2020	$-	$-	$-

The following table summarizes the significant unobservable inputs the Fund used to value its investments categorized within Level 3 as of September 30, 2020. In addition to the techniques and inputs noted in the table below, according to the Fund’s valuation policy, other valuation techniques and methodologies when determining our fair value measurements may be used. The below table is not intended to be all-inclusive, but rather provide information on the significant unobservable inputs as they relate to the Fund’s determination of fair values.

Asset Category	Fair Value	Valuation Techniques/Methodologies	Unobservable Input	Range	Weighted Average(1)
First Lien Senior Secured Term Loan	$3,125,000	Comparable Yield Analysis	Market Yield	8.25%-8.50%	8.38%

First Lien Senior Secured Term Loan	$1,477,171	Loan to Value Analysis	Market Comparable	$387-$728 per square foot	$556 per square foot

First Lien Senior Secured Term Loan	$5,800,000	Net Present Value	IRR	7.00%-14.00%	10.38%

First Lien Senior Secured Term Loan	$4,293,013	Recent Transaction	Recent Transaction Price	$100	$100

Mezzanine Debt	$457,883	Loan to Value Analysis	IRR	13.00%	12.40%

	$15,153,067

(1)	The weighted average information is generally derived by assigning each disclosed unobservable input a proportionate weight based on the fair value of the related investment.

The Fund utilized the comparable yield analysis, loan to value analysis, net present value and recent transaction price techniques to determine the fair value of certain Level 3 assets. The significant unobservable input used in the comparable yield analysis is market yield. The market yield valuation technique measures fair value of an investment based upon an assessment of expected market yields of other art loans. The significant unobservable input used in the loan to value analysis approach is market comparable. Market comparable technique measures fair value of an investment based upon an assessment of price per square foot of other properties. The IRR technique is an analysis whereby expected cash flows of the investment are discounted to determine a present value using a discount rate. For recent transaction technique, generally, new private investments purchased within 45 business days before the valuation date are not reviewed by an independent third-party valuation firm. These investments are held at purchase price initially unless such valuation, in the judgment of the Internal Valuation Committee, does not represent fair value. These investments are generally transitioned to an independent third-party valuation firm to assist the Internal Valuation Committee in determining the application of a valuation methodology at the next valuation date. The Internal Valuation Committee will convene if there has been a material change to the underlying company, industry or market between the time of investment and the valuation date.

2. Unfunded Commitments – The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked-to-market quarterly. At September 30, 2020, the Fund had an unfunded commitment shown below:

Security	Unfunded Commitments Par Amount as of September 30, 2020
Ostillo Delaware, LLC	$1,050,000